UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 31, 2018

Hancock Jaffe Laboratories, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38325	33-0936180
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

70 Doppler

Irvine, California 92618

(Address of principal executive offices) (Zip Code)

(949) 261-2900

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01	Entry into Material Definitive Agreement

On May 31, 2018, Hancock Jaffe Laboratories, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Network 1 Financial Securities, Inc., as representative (the “Representative”) of the several underwriters named therein (the “Underwriters”), relating to an underwritten initial public offering (the “Initial Public Offering”) of 1,500,000 units, each consisting of one share of the Company’s common stock, par value $0.00001 per share (the “Common Stock”) and a warrant to purchase one share of Common Stock (the “Warrants”, and altogether the “Units”). The public offering price is $5.00 per Unit. The Warrants have an exercise price of $6.00 per share of Common Stock beginning on the date of issuance and expire five years from the date of issuance. The Underwriters have agreed to purchase the Units pursuant to the Underwriting Agreement at a price of $4.55 per Unit. Aggregate gross proceeds from the Initial Public Offering are $7,500,000, assuming no exercise by the Underwriters of their over-allotment option and before underwriting discounts and commissions.

The Offering is being made pursuant to the Company’s effective registration statement on Form S-1 (File No. 333-220372), which was declared effective by the Securities and Exchange Commission (the “SEC”) on May 30, 2018 (the “Registration Statement”), and the registration statement on Form S-1 (File No. 333-225296) filed by the Company with the SEC on May 31, 2018, which became effective upon filing in accordance with Rule 462(b) under the Securities Act of 1933, as amended (the “Securities Act”).

The Underwriting Agreement contains customary representations, warranties and agreements by the Company, customary conditions to closing, indemnification obligations of the Company and the Underwriters, including for liabilities under the Securities Act, other obligations of the parties and termination provisions. In addition, subject to certain exceptions, the Company, its officers, directors and certain stockholders, agreed not to sell or otherwise dispose of any shares of Common Stock held by them for a period ending 180 days after the date of the prospectus relating to the Initial Public Offering without first obtaining the written consent of the Representative, subject to certain exceptions.

The Underwriting Agreement is filed as Exhibit 1.1 hereto and is incorporated herein by reference. The Warrants were issued pursuant to a Warrant Agreement, dated as of May 31, 2018 (the “Warrant Agreement”), between the Company and VStock Transfer, LLC, as Warrant Agent. The Warrant Agreement is filed as Exhibit 4.1 hereto and is incorporated herein by reference.

In connection with the Initial Public Offering, the Company agreed to issue to the Underwriters five-year warrants (the “Underwriters’ Warrants”) to purchase up to 75,000 shares of Common Stock. The Underwriters’ Warrants are exercisable at a per share exercise price equal to $6.25 per share of Common Stock. The form of Underwriters’ Warrant is filed as Exhibit 4.2 hereto and is incorporated herein by reference. The foregoing descriptions of the terms of the Underwriting Agreement, Warrant Agreement and Underwriters’ Warrants are qualified in their entirety by reference to such exhibits. The net proceeds from the Initial Public Offering are expected to be approximately $5.5 million, after deducting underwriting discounts and commissions and other estimated offering expenses payable by the Company, assuming no exercise by the Underwriters of their over-allotment option. The offering closed on June 4, 2018.

The representations, warranties and covenants contained in the Underwriting Agreement were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to such agreement, and may be subject to limitations agreed upon by the contracting parties. Accordingly, the Underwriting Agreement is incorporated herein by reference only to provide investors with information regarding the terms of the Underwriting Agreement, and not to provide investors with any other factual information regarding the Company or its business, and should be read in conjunction with the disclosures in the Company’s periodic reports and other filings with the SEC.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Amendment and Restatement of Certificate of Incorporation

On June 1, 2018, the Company filed an Amended and Restated Certificate of Incorporation (the “Restated Certificate”) with the Secretary of State of the State of Delaware in connection with the closing of the Initial Public Offering. The Company’s Board of Directors and stockholders previously approved the Restated Certificate to be effective immediately prior to the closing of the Initial Public Offering. A copy of the Restated Certificate is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Amendment and Restatement of Bylaws

Effective as of June 1, 2018, the Company adopted Amended and Restated Bylaws (the “Restated Bylaws”) in connection with the closing of the Initial Public Offering. The Company’s Board of Directors and stockholders previously approved the Restated Bylaws to be effective immediately prior to the closing of the Initial Public Offering. A copy of the Restated Bylaws is attached hereto as Exhibit 3.2 and is incorporated herein by reference.

A description of the Restated Certificate and the Restated Bylaws is set forth under the heading “Description of Capital Stock” in the Company’s Registration Statement on Form S-1, as amended (File No. 333-220372) relating to the Initial Public Offering (the “Registration Statement”) and is incorporated herein by reference.

Item 8.01	Other Events.

On June 4, 2018, the Company completed its Initial Public Offering of 1,500,000 Units, at a public offering price of $5.00 per Unit, before underwriting discounts and commissions. The Company also granted the underwriters an option to purchase an additional 225,000 Units at the initial public offering price, less underwriting discounts and commissions, to cover over-allotments during the forty-five (45) day period from the date of the final prospectus included in the Registration Statement, as filed by the Company with the SEC on June 1, 2018 pursuant to Rule 424(b) under the Securities Act. The over-allotment option has not yet been exercised by the underwriters. A copy of the press release announcing the pricing of the Initial Public Offering is attached hereto as Exhibit 99.1 and is incorporated herein by reference, and a copy of the press release announcing the closing of the Initial Public Offering is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description
1.1	Underwriting Agreement, dated May 31, 2018, by and between Hancock Jaffe Laboratories, Inc. and Network 1 Financial Securities, Inc.
3.1	Amended and Restated Certificate of Incorporation
3.2	Amended and Restated Bylaws
4.1	Warrant Agreement, dated May 31, 2018, by and between Hancock Jaffe Laboratories, Inc. and VStock Transfer, LLC (incorporated by reference to Exhibit 4.13 of the Form S-1 of Hancock Jaffe Laboratories, Inc. (File No. 333-220372), filed on May 14, 2018)
4.2	Form of Underwriters’ Warrant (incorporated by reference to Exhibit 4.7 of the Form S-1 of Hancock Jaffe Laboratories, Inc. (File No. 333-220372), filed on January 26, 2018)
99.1	Press Release of Hancock Jaffe Laboratories, Inc., dated May 31, 2018
99.2	Press Release of Hancock Jaffe Laboratories, Inc., dated June 4, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HANCOCK JAFFE LABORATORIES, INC.

Dated: June 6, 2018	By:	/s/ Robert A. Berman
Robert A. Berman
Chief Executive Officer